EXHIBIT 99.4

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR10 Group 2
Mortgage Loans
Preliminary Collateral Information As of 07/01/05

TOTAL CURRENT BALANCE	$83,921,966
TOTAL ORIGINAL BALANCE	$83,942,320

NUMBER OF LOANS	150

			Minimum		Maximum
AVG CURRENT BALANCE	$559,480		$379,000		$1,350,000
AVG ORIGNAL BALANCE	$559,615		$379,000		$1,350,000

WAVG GROSS COUPON	5.44%		4.63%		6.25%
WAVG GROSS MARGIN	2.25%		2.25%		2.25%
WAVG MAX INT RATE	10.44%		9.63%		11.25%

WAVG CURRENT LTV	66.29%		32.16%		80.00%

WAVG FICO SCORE	738		640		816

WAVG MONTHS TO ROLL	83	months	76	months	84	months

WAVG ORIGINAL TERM	360	months	360	months	360	months
WAVG REMAINING TERM	359	months	352	months	360	months
WAVG SEASONING	1	months	0	months	8	months

TOP STATE CONC	CA(62.74%),WA(8.53%),IL(3.70%)
MAXIMUM CA ZIPCODE	2.17%

FIRST PAY DATE			December 1,2004		August 1,2005

RATE CHANGE DATE			November 1,2011		July 1,2012

MATURE DATE			November 1,2034		July 1,2035

PRODUCT	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
7/1 I/O LIBOR	109	$61,827,888	73.67%
7/1 LIBOR	41	22,094,078	26.33
Total	150	$83,921,966	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
300,001— 400,000	19	$7,464,467	8.89%
400,001— 500,000	57	25,616,127	30.52
500,001— 600,000	29	16,092,323	19.18
600,001— 700,000	24	15,488,867	18.46
700,001— 800,000	6	4,613,500	5.50
800,001— 900,000	6	5,109,000	6.09
900,001— 1,000,000	6	5,899,682	7.03
1,000,001— 1,100,000	1	1,088,000	1.30
1,100,001— 1,200,000	1	1,200,000	1.43
1,300,001— 1,400,000	1	1,350,000	1.61
Total	150	$83,921,966	100.00%

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
4.501— 4.750	2	$1,624,500	1.94%
4.751— 5.000	3	1,579,300	1.88
5.001— 5.250	30	18,508,639	22.05
5.251— 5.500	78	42,953,667	51.18
5.501— 5.750	29	14,564,228	17.35
5.751— 6.000	7	3,991,632	4.76
6.001 >=	1	700,000	0.83
Total	150	$83,921,966	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2.001— 2.250	150	$83,921,966	100.00%
Total	150	$83,921,966	100.00%

MAX INT RATE (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
9.501— 9.750	2	$1,624,500	1.94%
9.751— 10.000	3	1,579,300	1.88
10.001— 10.250	30	18,508,639	22.05
10.251— 10.500	78	42,953,667	51.18
10.501— 10.750	29	14,564,228	17.35
10.751— 11.000	7	3,991,632	4.76
11.001 >=	1	700,000	0.83
Total	150	$83,921,966	100.00%

FIRST RATE CAP (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5	150	$83,921,966	100.00%
Total	150	$83,921,966	100.00%

PERIODIC RATE CAP (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2	150	$83,921,966	100.00%
Total	150	$83,921,966	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
360	150	$83,921,966	100.00%
Total	150	$83,921,966	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
351— 360	150	$83,921,966	100.00%
Total	150	$83,921,966	100.00%

SEASONING (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 0	88	$49,182,894	58.61%
1— 6	61	33,748,390	40.21
7— 12	1	990,682	1.18
Total	150	$83,921,966	100.00%

NEXT RATE RESET (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
76	1	$990,682	1.18%
78	1	645,996	0.77
80	2	866,832	1.03
81	3	1,733,381	2.07
82	2	876,481	1.04
83	53	29,625,700	35.30
84	88	49,182,894	58.61
Total	150	$83,921,966	100.00%

CURRENT LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
31— 35	3	$1,955,000	2.33%
36— 40	2	1,254,000	1.49
41— 45	5	3,495,000	4.16
46— 50	11	7,227,816	8.61
51— 55	6	3,080,989	3.67
56— 60	10	6,570,880	7.83
61— 65	13	7,145,232	8.51
66— 70	27	14,850,200	17.70
71— 75	28	15,627,505	18.62
76— 80	45	22,715,343	27.07
Total	150	$83,921,966	100.00%

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
640— 659	3	$1,959,000	2.33%
660— 679	2	997,000	1.19
680— 699	20	11,019,324	13.13
700— 719	31	17,577,301	20.94
720— 739	22	12,995,082	15.48
740— 759	21	11,227,441	13.38
760— 779	25	13,470,229	16.05
780— 799	18	10,210,726	12.17
800 >=	8	4,465,862	5.32
Total	150	$83,921,966	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Full Doc	123	$68,584,186	81.72%
Reduced Doc	27	15,337,780	18.28
Total	150	$83,921,966	100.00%

IO FLAG	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
YES	109	$61,827,888	73.67%
NO	41	22,094,078	26.33
Total	150	$83,921,966	100.00%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Owner Occupied	145	$81,487,767	97.10%
Second Home	5	2,434,198	2.90
Total	150	$83,921,966	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2-4 Family	1	$488,000	0.58%
Condo	11	5,465,814	6.51
Single Family	138	77,968,151	92.91
Total	150	$83,921,966	100.00%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Purchase	68	$38,579,465	45.97%
Refi—Cash Out	38	20,674,820	24.64
Refi—No Cash Out	44	24,667,681	29.39
Total	150	$83,921,966	100.00%

INDEX	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1 Yr LIBOR	150	$83,921,966	100.00%
Total	150	$83,921,966	100.00%

PREPAY TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0	150	$83,921,966	100.00%
Total	150	$83,921,966	100.00%

STATE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
AL	1	$439,492	0.52%
AZ	1	1,000,000	1.19
CA	92	52,649,346	62.74
CO	5	2,557,552	3.05
CT	3	1,851,000	2.21
FL	6	2,861,189	3.41
ID	2	819,000	0.98
IL	6	3,105,000	3.70
KY	1	430,000	0.51
MA	2	1,498,500	1.79
MD	1	505,000	0.60
MI	1	487,500	0.58
NE	1	389,141	0.46
NJ	3	1,848,198	2.20
NV	1	400,000	0.48
NY	2	870,800	1.04
OR	3	1,669,500	1.99
RI	1	488,000	0.58
TX	1	900,000	1.07
VA	4	1,992,600	2.37
WA	13	7,160,147	8.53
Total	150	$83,921,966	100.00%

WaMu Capital Corp.
A Washington Mutual, Inc. Company